SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    America First Mortgage Investments, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                    AMERICA FIRST MORTGAGE INVESTMENTS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 24, 2001

      The Annual Meeting of Stockholders of America First Mortgage Investments, Inc. (the "Company") will be held at the Joslyn Art Museum, 2200 Dodge Street, Omaha, Nebraska on Thursday, May 24, 2001, at 10:00 a.m. Central Daylight Time, for the following purposes:

      (1) To elect three Class III directors.

      (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2001.

      (3) To vote on the proposal to amend the Company's Amended and Restated 1997 Stock Option Plan (the "Stock Option Plan") to increase the number of shares subject to the Stock Option Plan.

      (4) To approve, pursuant to the rules of the New York Stock Exchange, the issuance of up to 20,000,000 additional shares of the Company's common stock or securities convertible into or exercisable for such number of shares of common stock, from time to time, in one or more private placements.

      (5) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Enclosed herewith is a Proxy Statement setting forth information with respect to the election of Class III directors, the ratification of the appointment of the independent auditors of the Company, the approval of the amendment of the Stock Option Plan, and the approval of the issuance of additional shares of common stock or securities convertible into or exercisable for common stock.

      Only stockholders holding shares of Common Stock of record at the close of business on March 26, 2001 will be entitled to notice of, and to vote at, the meeting.

      Please sign and return the enclosed proxy card using the envelope provided. You can revoke your proxy at any time. If you attend the meeting in person you may withdraw your proxy and vote in person.

                                          By Order of the Board of Directors

                                          ______________________________________
                                          William S. Gorin, Secretary

New York, New York
April _, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.

                    America First Mortgage Investments, Inc.
                                 399 Park Avenue
                                   36th Floor
                            New York, New York 10022

                              -------------------

                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF STOCKHOLDERS

                                       of

                                  COMMON STOCK

      This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of America First Mortgage Investments, Inc. (the "Company") to be held on May 24, 2001 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only holders of Common Stock of record at the close of business on March 26, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. This Proxy Statement and the proxy cards are first being mailed to stockholders on or about April _, 2001.

      The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised by written notice of termination given to the Secretary of the Company or by filing a later-dated proxy with him. Furthermore, stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person. All shares of the Company's Common Stock represented by properly executed and unrevoked proxies will be voted by the Board of Directors of the Company in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" each of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. In addition, the directors believe outstanding shares owned by executive officers and directors of the Company will be voted "FOR" each such proposal. Such shares represent approximately 1.0% of the total shares outstanding as of March 26, 2001. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the meeting for purposes of determining a quorum, including shares with respect to which votes are withheld, abstentions are cast or there are broker nonvotes.

      The principal executive offices of the Company are at 399 Park Avenue, 36th floor, New York, New York 10022.

Voting Securities and Beneficial Ownership
Thereof by Principal Stockholders,
Directors and Officers

      On March 26, 2001, there were 8,692,825 issued and outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote upon each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

      As of March 26, 2001, the directors and executive officers of the Company, and nominees for director, beneficially owned the following shares of the Company's Common Stock. The Company does not believe that any stockholder owns more than 5% of the Company's Common Stock.

                                                                         Number of
                                                                          Shares
                                                                       Beneficially     Percent of
                        Name                                              Owned(1)         Class
                        ----                                              -----            -----
Michael B. Yanney, Director, Chairman of the Board                      206,600(2)          2.3%

Stewart Zimmerman, Director, President and Chief Executive Officer      165,100(3)          1.9%

William S. Gorin, Executive Vice President and Secretary                125,600(3)          1.4%

Ronald Freydberg, Senior Vice President                                 107,700(3)          1.2%

Gary N. Thompson, Chief Financial Officer and Treasurer                  25,000(3)            *

Michael L. Dahir, Director                                               10,836(3)            *

George Janzen, Director (4)                                              10,836(3)            *

George H. Krauss, Director                                               90,000(3)          1.0%

Gregor Medinger, Director                                                16,836(3)            *

W. David Scott, Director                                                 10,936(3)            *

Alan L. Gosule, Nominee for Director                                          0               *

All executive officers, directors and director nominees as a group      768,444(3)          8.2%
(11 persons)

-------------------

      *Less than 1% of class.

      (1) Each director and executive officer has sole voting and investment power over the shares he beneficially owns, and all such shares are owned directly unless otherwise indicated.

      (2) Includes 36,600 shares which are owned of record by Torrey Lake Charitable Remainder Trust and Torrey Lake Charitable Remainder Trust II, both of which have as their beneficiary an entity which Mr. Yanney controls, and 170,000 shares of the Company's common stock which may be acquired within 60 days of March 26, 2001, pursuant to the exercise of options by Mr. Yanney.

      (3) Includes 150,000, 97,500, 107,500, 25,000, 5,000, 5,000, 75,000,
5,000, and 5,000 shares of the Company's common stock which may be acquired within 60 days of March 26, 2001, pursuant to the exercise of options by Messrs. Zimmerman, Gorin, Freydberg, Thompson, Dahir, Janzen, Krauss, Medinger and Scott, respectively, and 645,000 shares which may be acquired within 60 days of March 26, 2001, pursuant to the exercise of options by all executive officers and directors as a group.

      (4) Mr. Janzen's term as a director will expire at the annual meeting.

                              ELECTION OF DIRECTORS

Board of Directors and Committees

      The full Board of Directors of the Company is composed of seven directors. The Board of Directors is divided into three classes with directors in each class serving for a term of three years. The terms of office of the current Class I, Class II and Class III directors will expire in 2002, 2003 and 2001, respectively. The Board of Directors has nominated Stewart Zimmerman, Alan L. Gosule, and W. David Scott as Class III directors to serve three-year terms expiring in 2004. Messrs. Zimmerman, Gosule and Scott have each expressed an intention to serve, if elected, and the Board of Directors knows of no reason why any of Mr. Zimmerman, Mr. Gosule or Mr. Scott might be unavailable to serve. If any of Mr. Zimmerman, Mr. Gosule or Mr. Scott is unable to serve as a Class III director, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between either of Mr. Zimmerman, Mr. Gosule or Mr. Scott and any other person pursuant to which they were selected as nominees. The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. Consequently, votes withheld and broker nonvotes with respect to the election of directors will have no impact on the election of directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. ZIMMERMAN, MR. GOSULE AND MR. SCOTT AS CLASS III DIRECTORS.

      The table below sets forth certain information regarding the directors of the Company. All members of, and nominees to, the Board of Directors have held the positions with the companies (or their predecessors) set forth under "Principal Occupation" for at least five years, unless otherwise indicated.

                                                        Principal                           Director           Term To
    Name                            Age                 Occupation                            Since             Expire
    ----                            ---                 ----------                            -----             ------

                                                        NOMINEES
Stewart Zimmerman                   56      President and Chief Executive Officer of           1998               2001
                                            the Company

Alan L. Gosule                      60      Partner with the law firm of                       n/a                n/a
                                            Clifford Chance Rogers & Wells LLP (1)

W. David Scott                      39      President and Chief Executive Officer of           1998               2001
                                            Magnum Resources, Inc.

                                             DIRECTORS CONTINUING IN OFFICE

Michael L. Dahir                    52      President and Chief Executive Officer of           1998               2003
                                            Omaha State Bank

George H. Krauss                    59      Consultant to America First Companies              1998               2003
                                            L.L.C. (2) and Consultant to the law firm of
                                            Kutak Rock LLP

Michael B. Yanney                   67      Chief Executive Officer of America First           1998               2002
                                            Companies L.L.C. (3)

Gregor Medinger                     57      President of HVB Capital Markets, Inc.             1998               2002

-------------------

(1) Mr. Gosule also serves as a director of Home Properties of New York, Inc., Simpson Housing Limited Partnerships, F.L. Putnam Investment Management Company, and Colonnade Partners, and of 32 mutual funds of the ING Pilgrim Capital Corporation.

(2) Mr. Krauss has been a consultant to America First Companies L.L.C. since 1997. America First Companies L.L.C. is an affiliate of the Company. Prior to 1997, Mr. Krauss practiced law with the firm of Kutak Rock LLP from 1972. Mr. Krauss also serves as a director of Gateway, Inc. and Bayview Capital Corporation.

(3) America First Companies L.L.C. is an affiliate of the Company. Mr. Yanney also serves as a director of Burlington Northern Santa Fe Corporation, RCN Corporation, Level 3 Communications, Inc., Forest Oil Corporation, Freedom Communications, Inc., Magnum Resources, Inc., Rio Grande Medical Technologies, Inc., and Telecom Technologies, Inc.

Information regarding other executive officers of the Company is found in the Company's Form 10-K, a copy of which accompanies this Proxy Statement.

      The Board of Directors conducts its business through meetings of the Board and actions taken by written consent in lieu of meetings and by the actions of its committees. During the year ended December 31, 2000, the Board of Directors held six meetings and acted by written consent in lieu of a meeting two times. All directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served during 2000.

      The Board of Directors has established and assigned certain responsibilities to an Audit Committee and a Compensation Committee. In addition, the Board of Directors has delegated certain functions and authority to America First Mortgage Advisory Corporation (the "Advisor") pursuant to the terms of an Advisory Agreement between the Company and the Advisor. The Advisor at all times is subject to the supervision of the Board of Directors and only has such functions and authority as the Company delegates to it. The Advisor is responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as is agreed upon by the Advisor and the Board of Directors of the Company. The Advisor also acts as a consultant to the Company with respect to investments and policy decisions and provides the Company with the executive and administrative personnel and services required in rendering its services.

      Audit Committee. The functions performed by the Audit Committee include the review and oversight of all transactions among the Company and its directors, officers, holders of 5% or more of its shares of Common Stock or any affiliates, periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Bylaws require that the entire Audit Committee be comprised of Directors who are not employees of the Company. The Audit Committee is currently composed of Directors Janzen and Scott. A third member will be added to the Audit Committee in order to comply with new listing standards for New York Stock Exchange companies. The Audit Committee held two meetings during fiscal 2000.

      Compensation Committee. The duties of the Compensation Committee include determining the compensation of the Company's executive officers and the administration of the Company's Amended and Restated 1997 Stock Option Plan (the "Stock Option Plan"). The Bylaws require that a majority of the members of the Compensation Committee be Directors who are not employees of the Company. The Compensation Committee consisted of Directors Medinger and Dahir. The Compensation Committee met twice during fiscal 2000.

      The Company does not have a standing nominating committee. Nominations for Directors are made by the entire Board of Directors.

Compensation of Directors

      Directors who are not officers of the Company or of the Advisor or its affiliates (the "Independent Director") receive annual directors' fee of $20,000, of which $10,000 is paid in cash and $10,000 is paid in the form of shares of the Company's Common Stock. The number of shares of Common Stock issued is based on the fair market value at the date of issuance. Directors are also eligible to receive grants of stock options and dividend equivalency rights ("DERs") under the Company's Stock Option Plan. A DER entitles its holder to receive a cash payment equal to the dividends paid on one share of the Company's Common Stock. Upon their initial election to the Board in 1998, each Independent Director was awarded 1,250 DERs and an option to acquire 5,000 shares of the Company's Common Stock. The Independent Directors also receive a fee of $1,000 for each annual or scheduled special meeting of the Board of Directors that they attend. All members of the Board of Directors are reimbursed for travel and other expenses incurred by them in connection with attending any meetings.

Compensation of Executive Officers

      The only remuneration that the Company may provide to its executive officers are grants of stock options and DERs under the Company's Stock Option Plan. The executive officers of the Company are paid a salary and bonus and receive certain employee benefits from America First Companies L.L.C., the parent of the Advisor ("America First"). However, the Company does not reimburse either America First or the Advisor for the salary, bonus or other employee benefits of these executive officers. Accordingly, the Company does not directly or indirectly pay its executive officers any salary or bonus or provide them with any employee benefits, except under its Stock Option Plan.

      The following table sets forth information regarding the annual and long-term compensation paid by the Company and America First to the Company's Chief Executive Officer and the other executive officer of the Company whose total salary and bonus paid with respect to acting as an executive officer of the Company during 2000 exceeded $100,000 (the "Named Executive Officers").

                                           Summary Compensation Table

                                   Annual Compensation(1)               Long-Term Compensation(2)
                                                                        -------------------------
                                                                                Awards
                         ---------------------------------------                ------
        (a)                 (b)          (c)             (d)             (g)               (g)
                                                                      Securities          DERs(3)
      Name and                                                        Underlying
      Principal                         Salary          Bonus        Options/SARs
      Position             Year          ($)             ($)             (#)

Stewart Zimmerman,         2000         282,593         55,000                 0               0
President and Chief        1999         275,700         90,000           100,000               0
Executive Officer.         1998         274,617         55,000           100,000         100,000


Ronald Freydberg,          2000         150,000         49,000                 0               0
Senior Vice President      1999         132,500         75,000            75,000               0
                           1998         132,500         50,000            70,000          70,000

-------------------

      (1) All salary and bonus are paid by America First Companies L.L.C., the parent of the Advisor. Other than the salary and bonus amounts shown, no Named Executive Officer received any other form of annual compensation required to be reported under the rules of the Securities and Exchange Commission.

      (2) All amounts represent options to acquire Common Stock of the Company. As of March 26, 2001, 150,000 and 107,500 of the options were vested (or would vest within 60 days) for Messrs. Zimmerman and Freydberg, respectively. The Company does not maintain any plan that awards restricted stock or stock appreciation rights ("SARs") to its executive officers.

      (3) Of the DERs awarded in 1998, dividend equivalency payments were made to Mr. Zimmerman and Mr. Freydberg in 1998 only with respect to vested DERs of 25,000 and 17,500, respectively. In 1999, dividend equivalency payments were made to Mr. Zimmerman and Mr. Freydberg with respect to average vested DERs of 43,750 and 30,625, respectively. In 2000, dividend equivalency payments were made to Mr. Zimmerman and Mr. Freydberg with respect to average vested DERs of 75,000 and 52,500, respectively. The aggregate amount of dividend equivalency payments during 1998, 1999 and 2000 to the Named Executive Officers were below the disclosure threshold established under the rules of the Securities and Exchange Commission.

Options/SAR Grants in Last Fiscal Year

      Under the Company's Stock Option Plan, the Compensation Committee may grant either qualified or non-qualified stock options to the directors, officers and employees of the Company, the Advisor or their subsidiaries. The following table sets forth certain information with respect to stock options granted to the Named Executive Officers of the Company during fiscal years 1998, 1999 and 2000:

                                                         Percent of Total
                                    Number of Shares      Options Granted                                             Grant Date
                                   Underlying Options     to Employees In        Exercise         Expiration            Present
  Name              Year                Granted             Fiscal Year           Price              Date               Value(1)
  ----              ----                -------             -----------           -----              ----               --------
Stewart             2000                   0                      0                   n/a              n/a                 n/a

Zimmerman           1999                100,000                  33%              $4.875           August 2009          $66,000

                    1998                100,000                  20%              $9.375           April 2008           $188,000

Ronald              2000                   0                      0                  n/a               n/a                 n/a

Freydberg           1999                75,000                   25%              $4.875           August 2009          $49,500

                    1998                70,000                   14%              $9.375           April 2008           $131,600

      (1) In accordance with the Securities and Exchange Commission rules, grant date present value is determined using the Black-Scholes option-pricing model. The Black-Scholes model is a complicated mathematical formula widely used to value exchange-traded options. However, stock options granted by the Company are long-term, non-transferable and subject to vesting restrictions, while exchange-traded options are short-term and can be exercised or sold immediately in a liquid market. The Black-Scholes model relies on several key assumptions to estimate the present value of options, including the volatility of, and dividend yield on, the security underlying the option, the risk-free rate of return on the date of grant and the term of the option. In calculating the grant date present values for fiscal 1998 grants set forth in the table, because the Company had no trading history prior to the Merger Date, the Company utilized assumptions consistent with activity of a comparable peer group of companies. The following weighted average assumptions were used: expected volatility of 25%; dividend yield of 0% (6% for DER payments); risk free interest rate of 5.5%; and expected life of five years. For fiscal 1999 grants, the Company had an adequate trading history of its own and utilized the following information based on market information/rates at date of grant: expected volatility of 35%, dividend yield of 10.25%, risk free interest rate of 5.25%, and expected life of five years.

Aggregated Option/SAR Exercises in Last
Fiscal Year and FY-End Option/SAR Values

      No options were exercised during fiscal 2000 by any Named Executive Officer. The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at the end of fiscal 2000 held by the Company's Named Executive Officers.

                (a)           (b)                  (c)                        (d)                   (e)
                                                                           Number of             Value of
                                                                          Securities            Unexercised
                                                                          Underlying           In-the-Money
                                                                          Unexercised         Options/SARs at
                                                                        Options/SARs at         Fiscal Year
                        Shares Acquired                               Fiscal Year End(#)          End($)
                              On
                          Exercise(#)
                          -----------                                    Exercisable/          Exercisable/
                Name                       Value Realized ($)            Unexercisable         Unexercisable
                ----                       ------------------            -------------         -------------
Stewart Zimmerman             -0-                  -0-                125,000/75,000           $72,500/43,500

Ronald Freydberg              -0-                  -0-                 72,500/72,500           $42,050/42,050

Long-Term Incentive Plans and Other Matters

      The Company does not maintain a long-term incentive plan or pension plan (as defined in Item 402 of SEC Regulation S-K) for its officers and has not repriced any stock options for any of its officers during the last fiscal year.

      The Company does maintain the Stock Option Plan which was adopted on December 12, 1997. The Stock Option Plan authorizes the Board of Directors, or a committee of the Board of Directors, to grant Incentive Stock Options ("ISOs") as defined under section 422 of the Internal Revenue Code, Non-Qualified Stock Options ("NQSOs") and Dividend Equivalent Rights ("DERs") to directors, officers and employees of the Company and the Advisor. Non-employee directors and certain other persons providing services to the Company are eligible to receive grants of NQSOs with DERs pursuant to the provisions of the Stock Option Plan. All eligible participants may be awarded options and/or DERs under the Stock Option Plan as determined by the Compensation Committee, except that awards to directors serving on the Compensation Committee must be approved by a majority of the Directors who are not serving on the Compensation Committee.

      Holders of stock options have the right to acquire shares of the Company's common stock at an exercise price set at the time the stock option is granted. The exercise price for any options granted to eligible persons under the Stock Option Plan may not be less than the fair market value of the common stock on the day of the grant. The options expire if not exercised ten years after the date granted. The holder of a DER is entitled to receive a cash payment equal to the dividend distribution paid on a share of stock that is subject to a stock options. DERs terminate upon the exercise of the stock option relating to such share of common stock.

      As of January 1, 2001, there were outstanding options to acquire a total of 520,000 shares of the Company's common stock at a purchase price of $9.375 per share and a total of 300,000 shares of its Common Stock at a purchase price of $4.875 per share. In addition, a total of 505,000 DERs are outstanding. No options or DERs were granted, expired or terminated during 2000 and no stock options were exercised during the year. The Stock Option Plan authorizes the granting of options to purchase an aggregate of up to 1,000,000 shares of the Company's common stock, but not more than 10% of the total outstanding shares of the Company's common stock. As of March 26, 2001, options for 49,282 shares of Common Stock remained available for issuance under the Stock Option Plan. The Board of Directors has amended the Stock Option Plan to increase the number of options that may be granted under the Stock Option Plan to 2,000,000, subject to approval of the stockholders. See "Amendment to 1997 Stock Option Plan."

Report of the Compensation Committee
On Executive Compensation

      The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

      Executive Officer Compensation. The only compensation that the Company may provide to its executive officers are awards of options to acquire shares of the Company's Common Stock and DERs under the Company's Stock Option Plan. A stock option allows its holder to acquire shares of the Company's Common Stock at a set price during a defined period of time. A DER entitles its holder to receive a cash payment equal to the dividends paid on one share of the Company's Common Stock. The Compensation Committee may make awards of stock options and DERs to its executive officers in order to provide an incentive to maximize their efforts on behalf of the Company by providing them with a proprietary interest in the Company. Such awards also encourage executive officers to remain employed with the Company and assist the Company in its efforts to attract new executive officers as the need arises. The Compensation Committee has discretionary authority to award stock options and DERs to the Company's executive officers and to determine the terms of such awards.

      During 2000, no stock options or DERs were awarded to executive officers under the Company's Stock Option Plan.

      Compensation of CEO. During fiscal 2000, Stewart Zimmerman, the chief executive officer of the Company, received no compensation from the Company as the Compensation Committee determined that options and DERs previously awarded to Mr. Zimmerman provided a significant and adequate incentive for Mr. Zimmerman to implement the Company's investment strategy in a manner designed to increase the value of the Company's Common Stock. These stock options and DERs were issued in 1998 and 1999 and represent the entire remuneration received by Mr. Zimmerman from the Company. Accordingly, the Compensation Committee believes that the compensation provided by the Company is very reasonable to the Company compared with compensation packages provided to chief executive officers of similar companies in the same industry.

      Compliance With Section 162(m) of the Internal Revenue Code. The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company's compensation payments to its executive officers. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company's executive officers.

                                                  Gregor Medinger
                                                  Michael L. Dahir

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and 10 percent holders of the Common Stock of the Company to file reports concerning their ownership of the equity securities of the Company. Based solely on the review of copies of the Section 16(a) reports received by the Company and written representations from each person who did not file an annual report with the SEC on Form 5, the Company believes that all
Section 16(a) reports with respect to 2000 were timely filed.

Compensation Committee Interlocks
and Insider Participation

      There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Certain Relationships and
Related Transactions

      Except as described herein, the Company is not a party to any transaction or proposed transaction with any person who is (i) a director or executive officer of the Company, (ii) a nominee for election as a director, (iii) an owner of more than 5% of the Common Stock or (iv) a member of the immediate family of any of the foregoing persons.

      Michael Yanney, the Chairman and a director of the Company, George Krauss, a director of the Company, Stewart Zimmerman, a director, President and Chief Executive Officer of the Company, and Gary Thompson, an executive officer of the Company, are equity owners of America First Companies L.L.C. ("America First"). Subsidiaries of America First engaged in the following transactions with the Company during 2000:

      The Advisor manages the operations and investments of the Company and performs administrative services for the Company. In turn, the Advisor receives a management fee payable monthly in arrears in an amount equal to 1.10% per annum of the first $300 million of stockholders' equity of the Company, plus 0.80% per annum of the portion of stockholders' equity of the Company above $300 million. The Company also pays the Advisor, as incentive compensation for each fiscal quarter, an amount equal to 20% of the dollar amount by which the annualized return on equity for such fiscal quarter exceeds the amount necessary to provide an annualized return on equity equal to the ten-year U.S. Treasury Rate plus 1%. During 2000, the Advisor earned a base management fee of $740,437. The Advisor earned incentive compensation of approximately $797,054 in 2000. Approximately, $519,000 of the incentive fee earned in 2000 was attributable to the sale of the underlying real estate of an unconsolidated real estate limited partnership.

      America First Properties Management Company L.L.C. (the "Manager") provides property management services for certain of the multifamily properties in which the Company owns an interest. The Manager receives a management fee equal to a stated percentage of the gross revenues generated by the properties under management, ranging from 3.5% to 4% of gross revenues. Such fees paid by the Company in 2000 amounted to $374,923.

Report of the Audit Committee

      The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

      The Audit Committee is currently comprised of George V. Janzen and W. David Scott, each of which is an independent director of the Company under the rules adopted by the New York Stock Exchange. The Audit Committee operates under a written charter which is attached as an exhibit to this Proxy Statement.

      The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. PricewaterhouseCoopers LLP ("PwC") acts as the Company's independent auditors and they are responsible for conducting an independent audit of the Company's annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

      The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management of the Company and with representatives of PwC. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company's financial position and results of its operations. Our discussions with PwC also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).

      In addition, the Audit Committee reviewed the independence of PwC. We received written disclosures and a letter from PwC regarding its independence as required by Independent Standards Board Standards No. 1 and discussed this information was discussed with PwC.

      Based on the foregoing, the Audit Committee has recommended to the full board of directors that the audited financial statements of the Company for the year ended December 31, 2000 be included in the Company's annual report on Form 10-K to be filed with the Securities and Exchange Commission.

                                                       George V. Janzen
                                                       W. David Scott

Company Performance

      The graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

      The following graph and table set forth certain information comparing the cumulative total return from a $100 investment in the Company and in the stocks making up two comparative stock indices on April 13, 1998, the date the Company's Common Stock commenced trading, through the end of the Company's fiscal 2000. The following graph reflects stock price appreciation and the value of dividends paid on the Company's Common Stock and for each of the comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

                           TOTAL SHAREHOLDER RETURNS

    [The following was represented by a line chart in the printed material.]

-----------------------------------------------------------------------------------------------------------------
                                   April 13, 1998      December 31, 1998    December 31, 1999     December 31,
                                                                                                      2000
-----------------------------------------------------------------------------------------------------------------
America First Mortgage                  100                  55.68                 64.06               76.40
Investments, Inc.
-----------------------------------------------------------------------------------------------------------------
Standard  &  Poor's  Composite          100                 112.03                135.60              123.26
500 Index
-----------------------------------------------------------------------------------------------------------------
Mortgage REIT Peer Group (1)            100                  60.37                 68.54               82.20
-----------------------------------------------------------------------------------------------------------------

--------------------------

      (1) The Mortgage REIT Peer Group consists of Redwood Trust, Inc., Thornburg Mortgage, Inc., American Residential Investment Trust, Inc. and Annaly Mortgage Management, Inc.

                     RATIFICATION OF APPOINTMENT OF AUDITOR

      The Board of Directors has appointed PricewaterhouseCoopers LLP ("PwC") to the Company's independent auditors for 2001. The Company is asking its stockholders to ratify the appointment of PwC. In recommending the appointing PwC to be the Company's independent auditors, the Company's audit committee considered whether the provision of the services by PwC described below under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining PwC's independence from the Company and its management.

Audit Fees

      PwC billed the Company for a total of $80,000 in fees for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Form 10-Q reports filed with the SEC during that year.

Financial Information Systems Design and Implementation Fees

      PwC did not perform any professional services for the Company during the year ended December 31, 2000, either directly or indirectly, in connection with the operation, or supervising the operation, of the Company's information system or managing our local area network, or designing or implementing a hardware or software system that aggregates source data underlying the Company's financial statements or that generates information that is significant to the Company's financial statements taken as a whole. Accordingly, no fees were paid to PwC during 2000 for these types of services.

All Other Fees

      PwC billed the Company an aggregate of $80,700 in fees for all other services rendered during the year ended December 31, 2000. These additional services consisted primarily of tax return preparation services and non-recurring accounting and transaction structuring consulting services rendered in connection with certain real estate transactions completed by the Company and RCC in 1999 and 2000.

      The ratification of the appointment of auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR FISCAL 2001.

      Representatives of PwC are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

                       AMENDMENT TO 1997 STOCK OPTION PLAN

      The Board of Directors has adopted an amendment to the Company's Stock Option Plan which, subject to stockholder approval, will increase the number of shares of common stock for which options may be granted under the Stock Option Plan to 2,000,000. Currently the Stock Option Plan provides that options may be granted under the Plan for a maximum number of shares equal to the lesser of 1,000,000 or 10% of the total shares of common stock outstanding.

      The Company adopted the Stock Option Plan in order to retain and attract qualified officers, key employees and directors and to align the interests of these persons with those of the Company and its stockholders by providing for the grant of stock options and DERs to eligible participants. The terms of the Stock Option Plan are described under "Long-Term Incentive Plans and Other Matters".

      The amendment would increase the maximum number of shares of Company common stock which may be issued pursuant to options under the Stock Option Plan to 2,000,000 and no longer limit the maximum number of options to 10% of the shares of common stock outstanding. In addition, the amendment eliminates the limitation on the number of shares for which any individual may receive options under the Stock Option Plan. Currently, the Stock Option Plan provides that no individual may receive options for more than 100,000 shares of common stock over the life of the Stock Option Plan, except for options issued prior to May 5, 1999. As amended, the Stock Option Plan will not limit the number of options that may be granted to any eligible participant. In all other respects, the Plan will operate in the same manner as it does currently.

      The Board of Directors believes that it remains in the best interest of the Company to use awards of stock options and DERs in order to attract and retain qualified officers, employees and directors and to align the interest of these persons with those of its stockholders. The Company has issued options under the Stock Option Plan to acquire a total of 820,000 shares of common stock. Because the maximum number of shares for which options can be issued under the current terms of the Stock Option Plan can not exceed 10% of the outstanding shares of the Company's common stock, only 49,282 shares of common stock remained available for all future awards under the Stock Option Plan. The Board of Directors believes that the increase in the number of available options is justified at this time to ensure that a sufficient number of options are available under the Stock Option Plan as they are needed in the future. The Board also believes that the limitation on the number of options granted to any individual should be eliminated since it unnecessarily interferes with the discretion of the Compensation Committee to make awards under the Stock Option Plan that it determines are necessary to achieve the goals of the Stock Option Plan. Neither of these amendment will alter any of the considerations of the Compensation Committee with respect to grants under the Stock Option Plan. Because the awards of options are completely within the discretion of the Compensation Committee, it is not possible to determine at this time the amount of any additional awards that may be made under the Stock Option Plan if the amendments are approved by stockholders.

      The approval of the amendment to the Stock Option Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions and broker nonvotes will not be considered shares entitled to vote with respect to approval of the adoption of the Plan and will not be counted as votes for or against the approval of the Plan.

      THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE STOCK OPTION PLAN.

          ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK, OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK

      The Board of Directors has approved the issuance by the Company of up to 20,000,000 shares of common stock, or securities convertible into or exercisable for such number of shares of common stock, from time to time in order to raise additional equity capital for the Company. These securities may be issued by the Company in one or more private placements or public offerings upon terms and conditions as may be further approved from time to time by the Board of Directors. The rules of the New York Stock Exchange ("NYSE") require that when an issuer sells shares of its common stock, or securities convertible into or exercisable for its common stock, representing more than 20% of the number or voting power of its shares of common stock outstanding prior to such issuance in a private placement transaction (or series of related transactions) and the price per share at which such securities are sold, or convertible at, is below the common stock's market value or book value, then the issuer must obtain prior approval of such issuance from its stockholders if those additional shares are to be listed on the NYSE. The Company is seeking stockholder approval for the issuance of up to 20,000,000 shares of common stock, or securities convertible into or exercisable for its common stock, in one or more private placements in which shares of common stock may be issued or convertible at prices below the book value or market value of the Company's common stock. The NYSE rules do not require stockholder approval for the issuance of common stock, or securities convertible into or exercisable for common stock, in a public offering and no such approval is being solicited hereby.

      The Company has no current plans or understandings for the private placement of additional shares of common stock or any securities convertible into or exercisable for common stock. However, the Board of Directors and management of the Company feel that having the ability to raise additional equity capital in this manner is essential to the ability of the Company to increase the amount of its assets without incurring excessive leverage. Management believes that the private placement of securities can be an efficient and economical method of raising equity capital. If the Company does issue additional shares of common stock, or securities convertible into or exercisable for its common stock, in one or more private offerings, it will want to be able to list this stock on the

NYSE in order to provide investors with liquidity and avoid price discounts for lack of marketability. If this proposal is not approved by the stockholders, the Company will be effectively limited by NYSE rules to issuing in private offerings a number of shares of common stock or securities convertible to or exercisable for common stock which falls below the NYSE stockholder approval threshold. Based on the current number of shares of common stock outstanding, the number of additional shares the Company could issue in this manner would be limited to less than 1,750,000. At current share prices, this would not allow the Company to raise a significant amount of additional equity capital. The Company cannot predict the prices at which shares issued for cash may be sold, but in each case the terms of the issuance would be approved by the Board of Directors prior to the issuance.

      The approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions and broker nonvotes will not be considered shares entitled to vote with respect to approval of this proposal and will not be counted as votes for or against the approval of the proposal.

      THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ISSUANCE OF UP TO 20,000,000 SHARES OF THE COMPANY'S COMMON STOCK, OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR COMMON STOCK, FROM TIME TO TIME IN ONE OR MORE PRIVATE PLACEMENTS.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Pursuant to the Company's Bylaws, stockholder proposals submitted for presentation at the Annual Meeting, including nominations for directors, must have been received by the Secretary of the Company at its home office no earlier than 90 days prior to the Annual Meeting or later than 60 days prior to the Annual Meeting. Accordingly, any stockholder proposals must have been submitted between February 24 and March 26, 2001. Therefore, no stockholder proposal may be submitted at this time for consideration at the annual meeting.

      In order to be included in the Company's proxy statement relating to its 2002 annual meeting, stockholder proposals must be submitted by December 10, 2001 to the Secretary of the Company at its home office. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

      Management does not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, and it does not know of any business which persons, other than the management, intend to present at the meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by stockholders for consideration at the Annual Meeting.

      The Company will bear the cost of soliciting proxies. To the extent necessary, proxies may be solicited by directors, officers and employees of the Company in person, by telephone or through other forms of communication, but such persons will not receive any additional compensation for such solicitation. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's shares. In addition to solicitation by mail, the Company will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of the Company's Common Stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

      The Company's Annual Report on Form 10-K, as filed by the Company with the Securities and Exchange Commission, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. However, such Annual Report on Form 10-K is not to be considered part of this proxy solicitation material.

                                        By Order of the Board of Directors

                                        ______________________________________
                                        William S. Gorin, Secretary

New York, New York
April _, 2001

                                    EXHIBIT A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                   OF AMERICA FIRST MORTGAGE INVESTMENTS, INC.

I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

      o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, independent special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the New York Stock Exchange, Inc. ("NYSE") The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined in Section 303.01(B)(2)(a) and (3) of the NYSE's listing standards) directors, all of whom have no relationship to the company that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall be financially literate, as such qualification is interpreted by the company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the audit committee; and at least one member of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

      If the Company's Board of Directors, under exceptional and limited circumstances, determines in its business judgment and in accordance with the requirements of Section 303.02(d) of the NYSE's listing standards, as may be modified or supplemented, that it is in the best interest of the Company and its Shareholders to appoint one director to the audit committee who is not independent and who is not a current employee, officer or immediate family member of any employee or officer of the Company, the Audit Committee shall disclose the nature of the relationship that makes that individual not independent and the reasons for the Board's determination in the Company's Annual Proxy Statement.

      Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

III.  Audit Committee Responsibilities and Duties

      Review Procedures

      1. Review and reassess the adequacy of this Charter as least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

      2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. [Item 306(a)(1) of Regulation S-K]

      3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

      4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards ("SAS") 61, as may be modified or supplemented (see item 11). [Item 306(a)(2) of Regulation S-K] The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

      Independent Auditors

      5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, performance and effectiveness of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      6. Approve the fees and other significant compensation to be paid to the independent auditors.

      7. Consider results of the independent accountant's last peer review, litigation status, and disciplinary actions, if any.

      8. On a periodic basis, the Committee will ensure a formal statement delineating all relationships between the auditors and the Company is received as required by Independence Standards Board ("ISB") Standard No. 1, as may be modified or supplemented, and will review and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services they have with the Company that could impact the objectivity and independence of the independent auditors. The Audit Committee shall be responsible for recommending that the Board of Directors take appropriate action in response to the indepent auditors' report to satisfy itself of the indepent auditors' independence. [Item 306(a)(3) of Regulation S-K]

      9. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

      10. Meet with the independent auditors and financial management of the Company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent auditors inform the Audit Committee of any significant changes in the independent accountant's original audit plan and that the outside accountants conduct a SAS 71 Interim Financial Review prior to the Company's filing of each quarterly report to shareholders (Form 10-Q).

      11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

      12. Consider the independent auditors' judgments about the quality, appropriateness and accuracy of the Company's accounting principles as applied in its financial reporting.

      13. Review with the senior internal audit executive and the independent auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

      14. Review with management and the independent auditors at the completion of the annual examination:

            a. Any related significant findings and recommendations of the independent auditors and internal audits together with management's responses thereto.

            b. Any significant changes required in the independent auditors' audit plan, any serious difficulties or disputes with management encountered during the course of the audit and their resolution, and other matters related to the conduct of the audit which are to be communicated to the committees under generally accepted auditing standards.

      Internal Audit Department and Legal Compliance

      15. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

      16. Review the appointment, performance, and replacement of the senior internal audit executive.

      17. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

      18. On at least an annual basis, review with the Company's counsel any legal or regulatory matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      19. Inquire of management, the senior internal audit executive, and the independent auditors about significant risks or exposures that exist and assess the steps management has taken to minimize such risks and exposures to the companies.

      20. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of this area by Internal Audits.

      Other Audit Committee Responsibilities

      21. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement. [Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A]. Such report shall state whether, based on the review required by the SEC, the Audit Committee recommended to the Board that the financial statements be included in annual reports filed with the SEC for the respective fiscal year. [Item 306(a)(4) of Regulation S-K]

      22. The Audit Committee shall provide the NYSE with a written affirmation in accordance with Section 303.02 of the NYSE's listing standards with respect to any changes to the composition of the Audit Committee, and otherwise on an annual basis.

      23. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      24. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      Other Optional Charter Disclosures

      25. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

      26.   Periodically perform self-assessment of Audit Committee performance.

      27. Review financial and accounting personnel succession planning within the Company.

      28. Annually review policies and procedures as well as audit results associated with directors and officers' expense accounts and perquisites. Annually review a summary of directors and officers' related party transactions and potential conflicts of interest.

--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                    AMERICA FIRST MORTGAGE INVESTMENTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICA FIRST MORTGAGE INVESTMENTS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 24, 2001 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby authorizes the Board of Directors of America First Mortgage Investments, Inc. (the "Company"), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Joslyn Art Museum, 2200 Dodge Street, Omaha, Nebraska on Thursday, May 24, 2001, at 10:00 a.m., Central Daylight Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

      1.    ELECTION OF DIRECTORS.

            |_| FOR the nominees listed below for the term to expire in 2004 (except as marked to the contrary below)

            |_|   WITHHOLD AUTHORITY to vote for all nominees listed below
                  NOMINEES:  Stewart Zimmerman   Alan L. Gosule   W. David Scott

            (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR" but cross out such nominee's name.)

      2. AUDITORS. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal 2001.

                         |_| FOR   |_| AGAINST   |_| ABSTAIN

      3. AMEND 1997 STOCK OPTION PLAN. Adoption of the amendment to the Company's 1997 Stock Option Plan.

                         |_| FOR   |_| AGAINST   |_| ABSTAIN

      4. ISSUANCE OF ADDITIONAL SHARES. Approval of the issuance of up to 20,000,000 additional shares of the Company's common stock or securities convertible into or exercisable for such number of shares of common stock, from time to time, in one or more private placements.

                         |_| FOR   |_| AGAINST   |_| ABSTAIN

      5. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other matters which should come before the Annual Meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS AND FOR THE AMENDMENT TO THE STOCK OPTION PLAN.

               (continued and to be signed on the reverse hereof).
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      This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for May 24, 2001 and the Proxy Statement for the Annual Meeting prior to the signing of this proxy.

Dated: ________________________________, 2001.


                        ________________________________________________________
                        (Signature)

                        ________________________________________________________
                        (Signature if held jointly)


                        Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
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